UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASH SERIES M FUND

FORM N-Q

JULY 31, 2012

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 52.7%
FHLMC - 4.9%
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	2/1/32	$5,800	$6,174	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35-12/1/38	326,329	357,821
Federal Home Loan Mortgage Corp. (FHLMC)	2.975%	5/1/37	176,157	190,056	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	147,907	168,520
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	2,147,206	2,369,110
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	7/1/42-8/1/42	4,900,000	5,215,974
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	8/16/27	2,800,000	2,909,812	(b)

Total FHLMC				11,217,467

FNMA - 28.4%
Federal National Mortgage Association (FNMA)	3.000%	8/16/27-9/13/42	13,500,000	14,194,141	(b)
Federal National Mortgage Association (FNMA)	3.500%	8/16/27	5,500,000	5,847,188	(b)
Federal National Mortgage Association (FNMA)	4.500%	11/1/31-11/1/41	1,313,005	1,441,741
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	28,552	28,828	(a)
Federal National Mortgage Association (FNMA)	2.164%	1/1/33	92,499	97,169	(a)
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/41	863,173	956,800
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	284,321	313,616
Federal National Mortgage Association (FNMA)	6.000%	11/1/37-12/1/47	1,215,808	1,337,453
Federal National Mortgage Association (FNMA)	6.500%	11/1/37	1,306,150	1,486,779
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	374,625	433,086
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-12/1/41	6,805,400	7,308,429
Federal National Mortgage Association (FNMA)	3.500%	8/1/42	800,000	860,500	(c)
Federal National Mortgage Association (FNMA)	3.500%	8/1/42	900,000	959,691
Federal National Mortgage Association (FNMA)	3.500%	8/1/42	600,000	645,375	(b)(c)
Federal National Mortgage Association (FNMA)	5.000%	8/13/42	6,500,000	7,083,986	(b)
Federal National Mortgage Association (FNMA)	5.500%	8/13/42	18,700,000	20,517,410	(b)
Federal National Mortgage Association (FNMA)	6.000%	8/13/42	300,000	330,938	(b)
Federal National Mortgage Association (FNMA)	6.500%	8/13/42	400,000	450,938	(b)
Federal National Mortgage Association (FNMA)	3.500%	10/1/42	600,000	643,336	(c)

Total FNMA				64,937,404

GNMA - 19.4%
Government National Mortgage Association (GNMA)	6.000%	8/20/37-12/20/41	5,509,681	6,217,124
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	3,731,916	4,154,894
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	359,837	401,609
Government National Mortgage Association (GNMA)	6.000%	4/19/42	6,000,000	6,757,031	(b)(c)
Government National Mortgage Association (GNMA)	3.500%	8/20/42	3,500,000	3,798,594	(b)
Government National Mortgage Association (GNMA)	4.000%	8/20/42	100,000	109,812	(b)
Government National Mortgage Association (GNMA) II	3.500%	8/20/42	5,100,000	5,537,485	(b)
Government National Mortgage Association (GNMA) II	4.000%	8/20/42	4,100,000	4,511,281	(b)
Government National Mortgage Association (GNMA) II	4.500%	8/20/42	11,500,000	12,739,844	(b)

Total GNMA				44,227,674

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $119,189,274)				120,382,545

ASSET-BACKED SECURITIES - 8.2%
ACE Securities Corp., 2005-SD3 A	0.646%	8/25/45	35,590	34,191	(a)
ACE Securities Corp., 2006-GP1 A	0.376%	2/25/31	26,572	21,977	(a)
AFC Home Equity Loan Trust, 2002-2 2A	0.546%	6/25/30	33,284	17,969	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Ameriquest Mortgage Securities Inc., 2005-R9 A2C	0.596%	11/25/35	$1,470,000	$1,157,398	(a)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.526%	1/1/32	61,886	44,475	(a)(c)
Amortizing Residential Collateral Trust, 2004-1 A5	0.746%	10/25/34	636,547	557,512	(a)
Argent Securities Inc., 2003-W3 M1	1.371%	9/25/33	502,559	484,050	(a)
Argent Securities Inc., 2004-W5 AV3B	0.696%	4/25/34	131,222	113,025	(a)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	710,000	823,169	(a)
Bayview Financial Acquisition Trust, 2005-A A2A	1.175%	2/28/40	424,968	226,530	(a)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.526%	2/25/36	73,749	71,766	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.466%	12/25/36	47,499	47,063	(a)(d)
CDC Mortgage Capital Trust, 2002-HE1 A	0.866%	1/25/33	28,798	21,996	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.986%	10/25/32	8,533	7,233	(a)
Countrywide Asset-Backed Certificates, 2002-4 A1	0.986%	2/25/33	2,682	2,635	(a)
Countrywide Asset-Backed Certificates, 2002-BC1	0.906%	4/25/32	62,356	34,877	(a)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.744%	8/26/33	141,501	103,239	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.576%	7/25/36	181,338	78,734	(a)(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.146%	10/25/47	59,706	43,455	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.446%	2/25/37	227,912	121,398	(a)(d)
Countrywide Home Equity Loan Trust, 2002-G A	0.619%	12/15/28	6,638	6,481	(a)
Countrywide Home Equity Loan Trust, 2004-O	0.529%	2/15/34	26,528	15,433	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.799%	8/15/37	100,939	87,135	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	863,000	850,068	(d)
Education Funding Capital Trust, 2003-3 A6	1.746%	12/15/42	200,000	186,500	(a)(c)
EMC Mortgage Loan Trust, 2004-C A1	0.796%	3/25/31	191,656	164,470	(a)(d)
EMC Mortgage Loan Trust, 2006-A A1	0.696%	12/25/42	332,473	258,125	(a)(d)
Fremont Home Loan Trust, 2006-B 2A2	0.346%	8/25/36	32,212	8,872	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.996%	2/25/31	89,077	79,016	(a)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.456%	11/25/36	85,048	53,527	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.426%	12/25/36	90,452	64,560	(a)
Greenpoint Manufactured Housing, 1999-2 A2	2.984%	3/18/29	250,000	205,517	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.624%	6/19/29	425,000	351,916	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	200,000	161,090	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.741%	2/20/32	100,000	80,185	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.749%	3/13/32	625,000	523,385	(a)
GSAMP Trust, 2003-SEA A1	0.646%	2/25/33	107,593	85,300	(a)
GSAMP Trust, 2004-AR1 M1	0.896%	6/25/34	2,150,000	1,520,450	(a)
GSAMP Trust, 2004-SEA2 A2B	0.796%	3/25/34	352,786	347,204	(a)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.546%	9/25/36	698,026	557,132	(a)(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	590,000	648,898	(d)
Keycorp Student Loan Trust, 2003-A 1A2	0.711%	10/25/32	939,841	868,391	(a)
Lehman XS Trust, 2005-5N 1A1	0.546%	11/25/35	85,984	60,661	(a)
Lehman XS Trust, 2006-2N 1A1	0.506%	2/25/46	98,949	56,847	(a)
Lehman XS Trust, 2006-4N A2A	0.466%	4/25/46	223,571	125,380	(a)
MASTR Asset-Backed Securities Trust, 2003-OPT1 M2	3.021%	12/25/32	1,086,158	956,886	(a)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.336%	9/25/36	53,751	21,348	(a)
MSCC HELOC Trust, 2005-1 A	0.436%	7/25/17	62,616	51,914	(a)
Origen Manufactured Housing, 2006-A A2	3.748%	10/15/37	1,350,000	891,000	(a)
Origen Manufactured Housing, 2007-A A2	3.748%	4/15/37	1,851,203	1,168,572	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.026%	1/25/31	13,504	5,935	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.786%	8/25/31	$16,909	$8,181	(a)
RAAC Series, 2006-RP3 A	0.516%	5/25/36	47,018	36,570	(a)(d)
RAAC Series, 2007-RP1 A	0.536%	5/25/46	210,199	158,326	(a)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.106%	6/25/33	16,338	12,815	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.686%	8/25/33	1,012,171	847,440	(a)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.146%	11/25/32	4,394	2,571	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.926%	3/25/33	2,201	1,610	(a)
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.896%	9/25/34	1,425,000	1,174,769	(a)
Residential Funding Securities Corp., 2002-RP2 A1	1.746%	10/25/32	7,573	4,695	(a)(c)(d)
SACO I Trust, 2005-WM3 A3	0.946%	9/25/35	20,785	8,447	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.386%	5/25/36	25,075	13,527	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.586%	7/25/29	3,297	2,556	(a)
Structured Asset Securities Corp., 2004-SC1	8.448%	12/25/29	34,738	33,303	(a)(d)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.995%	3/25/35	41,143	32,403	(a)
Structured Asset Securities Corp., 2005-WF1 A3	0.576%	2/25/35	1,009,581	944,050	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.386%	5/25/47	100,000	70,868	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.546%	4/25/31	50,896	39,424	(a)(d)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.676%	3/25/37	613,996	550,272	(a)(d)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	194,224	196,322

TOTAL ASSET-BACKED SECURITIES (Cost - $17,751,011)				18,613,039

COLLATERALIZED MORTGAGE OBLIGATIONS - 21.1%
American Home Mortgage Assets, 2006-2 2A1	0.436%	9/25/46	85,765	47,717	(a)
ARM Trust, 2005-10 1A21	2.890%	1/25/36	32,436	21,420	(a)
Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	760,000	865,498
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	95,000	100,098
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	195,000	213,689	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	2,318	2,455
Banc of America Funding Corp., 2004-B 3A2	2.835%	12/20/34	20,079	11,064	(a)
Banc of America Funding Corp., 2005-E 8A1	2.570%	6/20/35	86,035	48,551	(a)
Banc of America Funding Corp., 2007-C 5A1	2.701%	5/20/36	436,120	332,690	(a)
BCAP LLC Trust, 2006-AA1 A1	0.436%	10/25/36	1,380,874	722,658	(a)
Bear Stearns Alt-A Trust, 2004-08 1A	0.946%	9/25/34	868,942	776,390	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.246%	9/25/34	568,983	530,727	(a)
Bear Stearns ARM Trust, 2004-10 15A1	2.730%	1/25/35	56,227	52,126	(a)
Bear Stearns ARM Trust, 2004-10 31A1	2.816%	1/25/35	59,210	56,331	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.943%	8/25/35	490,212	342,221	(a)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	60,000	69,988	(a)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.526%	1/25/35	160,339	131,692	(a)(d)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	854,215	909,800	(d)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.486%	7/25/35	111,698	68,894	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.457%	7/20/35	1,504,493	912,279	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.477%	7/20/35	85,469	57,001	(a)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	1,773,629	1,398,723
Countrywide Alternative Loan Trust, 2006-0A2 A5	0.477%	5/20/46	196,246	87,740	(a)
Countrywide Alternative Loan Trust, 2007-0A2 2A1	0.376%	3/25/47	137,915	73,127	(a)
Countrywide Home Loans, 2004-R1 1AF	0.646%	11/25/34	938,313	782,124	(a)(d)
Countrywide Home Loans, 2005-R3 AF	0.646%	9/25/35	826,580	692,732	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Countrywide Home Loans, 2006-R2 AF1	0.666%	7/25/36	$1,172,991	$1,006,785	(a)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.546%	5/25/35	113,532	81,098	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.606%	3/25/35	1,487,849	1,225,104	(a)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.496%	3/25/36	29,456	19,953	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.896%	11/25/31	108,445	88,066	(a)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.924%	6/25/34	33,532	33,393	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.251%	7/15/37	3,315,004	563,551	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.801%	4/15/39	2,094,111	451,648	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	144,640	170,325
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.678%	7/25/21	2,438,546	281,279	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.233%	4/25/20	6,077,159	420,974	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.679%	6/25/20	3,577,040	345,626	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.459%	12/25/21	1,266,417	128,796	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.561%	2/25/18	9,224,356	669,573	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.010%	8/25/18	5,991,058	607,895	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.402%	6/25/46	8,283,056	701,849	(a)
Federal National Mortgage Association (FNMA), 2007-105 SM, IO	6.134%	11/25/37	603,855	93,927	(a)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.404%	9/25/40	3,100,437	565,830	(a)(c)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.284%	12/25/40	516,040	77,504	(a)
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.284%	1/25/41	498,118	80,401	(a)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.284%	1/25/41	640,438	103,373	(a)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	424,500	524,344
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.434%	7/25/41	365,857	58,963	(a)
Federal National Mortgage Association (FNMA), 2012-16 ST, IO	6.204%	3/25/42	474,169	107,032	(a)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	400,000	477,916
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	100,000	113,007
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	700,000	798,444

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-35 SQ, IO	6.354%	4/25/42	$834,583	$162,291	(a)
Federal National Mortgage Association (FNMA), 2012-63 DS, IO	6.304%	3/25/39	895,139	188,412	(a)
Federal National Mortgage Association (FNMA), 2012-75 AO, PO	0.010%	3/25/42	100,000	89,681
Federal National Mortgage Association (FNMA), 2012-75 AS, IO	6.404%	3/25/42	500,000	113,158	(a)
Federal National Mortgage Association (FNMA), 2012-75 NS, IO	6.354%	7/25/42	496,549	106,880	(a)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	212,317	29,291
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	64,745	8,393
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	65,708	8,255	(a)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	67,622	7,976	(a)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	75,072	10,136
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	142,047	20,850
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	501,713	68,365
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	988,622	107,032
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	588,612	98,936
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	30,000	33,304
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.103%	11/20/39	2,238,929	338,638	(a)(c)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.303%	11/20/38	469,001	72,068	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.253%	3/20/39	107,344	16,176	(a)
Government National Mortgage Association (GNMA), 2010-037 SG, IO	5.453%	3/20/40	609,425	96,401	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.403%	1/20/40	315,244	48,622	(a)
Government National Mortgage Association (GNMA), 2010-26 QS, IO	6.003%	2/20/40	537,897	99,823	(a)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	932,159	92,128
Government National Mortgage Association (GNMA), 2011-H01 AF	0.690%	11/20/60	1,395,786	1,394,899	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.740%	4/20/61	2,152,961	2,157,453	(a)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.874%	7/10/38	330,000	379,954	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.596%	1/25/35	745,714	614,457	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.596%	3/25/35	1,331,165	1,107,275	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.596%	9/25/35	672,753	546,639	(a)(d)
GSR Mortgage Loan Trust, 2004-14 3A2	2.848%	12/25/34	46,780	36,581	(a)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.686%	5/25/35	98,796	82,541	(a)
Harborview Mortgage Loan Trust, 2006-02	3.010%	2/25/36	145,644	84,315	(a)
Harborview Mortgage Loan Trust, 2006-13 A	0.427%	11/19/46	218,257	103,543	(a)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.467%	7/19/47	116,129	78,283	(a)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.246%	11/25/47	159,328	117,528	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.616%	12/25/34	1,258,439	994,153	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
IMPAC Secured Assets Corp., 2005-2 A1	0.566%	3/25/36	$361,919	$184,239	(a)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.543%	11/25/37	285,826	228,813	(a)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.546%	7/25/35	59,392	41,007	(a)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.446%	6/25/47	119,470	65,086	(a)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.799%	9/25/35	1,760,000	1,209,557	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	169,000	184,901
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	685,000	770,948
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	380,000	447,221	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.606%	7/15/46	5,606,492	413,386	(a)(d)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,377,697	1,329,754
La Hipotecaria SA, 2007-1GA A	5.523%	12/23/36	397,157	393,186	(a)(d)
LB-UBS Commercial Mortgage Trust, 2006-C3 A4	5.661%	3/15/39	850,000	963,556	(a)
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	5.372%	9/15/39	235,000	270,727
Luminent Mortgage Trust, 2006-2 A1A	0.446%	2/25/46	125,510	73,759	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.436%	5/25/46	103,960	56,122	(a)
Luminent Mortgage Trust, 2006-7 2A1	0.416%	12/25/36	56,303	36,002	(a)
MASTR ARM Trust, 2004-4 3A1	2.541%	5/25/34	118,354	115,586	(a)
MASTR ARM Trust, 2005-7 3A1	2.445%	9/25/35	153,440	86,393	(a)
MASTR ARM Trust, 2007-R5 A1	2.830%	11/25/35	1,489,364	817,292	(a)(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.886%	3/25/36	1,655,532	932,438	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-1 A4	5.430%	2/12/39	240,000	271,576	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	550,000	603,981
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	700,000	774,050	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.963%	8/12/49	410,000	461,486	(a)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	0.881%	1/25/29	248,337	9,213	(a)(c)(e)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.102%	8/15/45	1,660,000	189,871	(a)(c)(d)
Morgan Stanley Capital I, 2006-IQ11 A4	5.724%	10/15/42	100,000	113,486	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.506%	3/25/36	510,222	273,777	(a)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.466%	2/25/47	373,152	40,205	(a)
Prime Mortgage Trust, 2005-2 2A1	7.081%	10/25/32	49,149	49,040	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.967%	5/25/35	23,577	21,965	(a)
Regal Trust IV, 1999-1 A	2.640%	9/29/31	9,301	8,207	(a)(d)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.496%	2/25/36	115,359	47,925	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.451%	9/25/46	2,784,850	1,402,529	(a)
Residential Accredit Loans Inc., 2007-Q01 A1	0.396%	2/25/37	114,340	68,535	(a)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	79,733	78,344
Structured ARM Loan Trust, 2005-12 3A1	2.722%	6/25/35	55,012	43,313	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.566%	10/25/35	53,864	34,931	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.297%	3/25/46	1,045,298	723,594	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.476%	2/25/36	226,538	128,597	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.456%	4/25/36	219,349	134,973	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Asset Securities Corp., 2003-9A 2A2	2.736%	3/25/33	$638,622	$611,974	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.866%	3/25/34	37,164	36,855	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.147%	9/25/37	187,873	184,867	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.145%	9/25/37	186,355	189,348	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.067%	3/20/47	23,698	1,268	(a)(c)(d)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.917%	4/25/47	895,084	590,197	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.957%	7/25/47	1,815,186	1,277,567	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.368%	7/25/47	752,463	507,704	(a)
Washington Mutual Inc., 2004-AR11	2.449%	10/25/34	1,045,915	1,040,373	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.566%	1/25/45	85,023	76,129	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.646%	1/25/45	365,372	310,185	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.566%	7/25/45	303,840	258,863	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.526%	11/25/45	89,455	70,000	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.516%	12/25/45	108,078	92,090	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.536%	12/25/45	162,117	132,465	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.107%	9/25/46	184,709	133,547	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $47,068,832)				48,231,831

CORPORATE BONDS & NOTES - 4.6%
FINANCIALS - 4.6%
Capital Markets - 0.3%
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	836,000	839,021	(d)

Commercial Banks - 3.5%
Achmea Hypotheekbank NV	3.200%	11/3/14	3,000,000	3,142,233	(d)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,840,000	1,955,977	(d)
Bank of Nova Scotia, Secured Bonds	2.150%	8/3/16	1,190,000	1,249,509	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	354,000	(a)(d)(f)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,180,000	1,244,361	(d)

Total Commercial Banks				7,946,080

Diversified Financial Services - 0.8%
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,700,000	1,816,974

TOTAL CORPORATE BONDS & NOTES (Cost - $10,289,052)				10,602,075

MUNICIPAL BONDS - 1.1%
Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	260,000	313,479

Pennsylvania - 1.0%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.238%	5/1/46	2,425,000	2,256,754	(a)(c)

TOTAL MUNICIPAL BONDS (Cost - $2,418,953)				2,570,233

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.9%
U.S. Government Agencies - 3.0%
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.509%	3/1/33	174,370	186,033	(a)
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	5,470,000	4,547,616

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	$1,050,000	$1,546,489
Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	468,996

Total U.S. Government Agencies				6,749,134

U.S. Government Obligations - 4.9%
U.S. Treasury Bonds	3.125%	2/15/42	920,000	1,025,369
U.S. Treasury Notes	1.125%	5/31/19	240,000	242,737
U.S. Treasury Notes	1.000%	6/30/19	20,000	20,042
U.S. Treasury Notes	0.875%	7/31/19	10,000,000	9,926,560

Total U.S. Government Obligations				11,214,708

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $17,473,000)				17,963,842

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.3%
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	121	6,050
Eurodollar Mid Curve 2-Year Futures, Put @ $99.00		9/14/12	58	725
Eurodollar Mid Curve 2-Year Futures, Put @ $99.13		12/14/12	29	3,625
U.S. Treasury 10-Year Notes Futures, Call @ $133.00		8/24/12	76	140,125
U.S. Treasury 10-Year Notes Futures, Put @ $134.50		8/24/12	85	45,156
U.S. Treasury 30-Year Notes Futures, Call @ $147.00		8/24/12	88	389,125

TOTAL PURCHASED OPTIONS (Cost - $495,392)				584,806

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $214,685,514)				218,948,371

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 42.8%
U.S. Government Agencies - 14.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	9/26/12	$4,000,000	3,999,191	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.140%	10/2/12	4,000,000	3,999,380	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	10/22/12	4,000,000	3,999,180	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	12/27/12	4,000,000	3,998,192	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.160%	1/9/13	4,000,000	3,998,032	(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	8/22/12	4,000,000	3,999,720	(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.130%	9/6/12	2,000,000	1,999,740	(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.145%	10/3/12	2,000,000	1,999,686	(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	10/24/12	4,595,000	4,594,035	(g)

Total U.S. Government Agencies (Cost - $32,583,875)				32,587,156

Repurchase Agreements - 28.5%
Barclays Capital Inc. tri-party repurchase agreement dated 7/31/12; Proceeds at maturity - $22,100,061; (Fully collateralized by U.S. government obligations, 3.625% due 2/15/20; Market value - $22,542,308)	0.100%	8/1/12	22,100,000	22,100,000

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - continued
Credit Suisse First Boston Inc. tri-party repurchase agreement dated 7/31/12; Proceeds at maturity - $22,000,061; (Fully collateralized by U.S. government obligations, 4.375% due 5/15/41; Market value - $22,614,651)	0.100%	8/1/12	$22,000,000	$22,000,000
State Street Bank & Trust Co. repurchase agreement dated 7/31/12; Proceeds at maturity - $20,984,006; (Fully collateralized by U.S. government obligations, 0.375% due 4/15/15; Market value - $21,406,666)	0.010%	8/1/12	20,984,000	20,984,000

Total Repurchase Agreements (Cost - $65,084,000)				65,084,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $97,667,875)				97,671,156

TOTAL INVESTMENTS - 138.7% (Cost - $312,353,389#)				316,619,527
Liabilities in Excess of Other Assets - (38.7)%				(88,422,257)

TOTAL NET ASSETS - 100.0%				$228,197,270

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury
HELOC	— Home Equity Line of Credit
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Put	9/14/12	$98.75	58	$362
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.63	29	1,088
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	121	2,269
U.S. Treasury 10-Year Notes Futures, Call	8/24/12	136.00	170	34,531
U.S. Treasury 30-Year Notes Futures, Call	8/24/12	154.00	88	50,875
U.S. Treasury 30-Year Notes Futures, Call	8/24/12	151.00	88	145,750
U.S. Treasury 30-Year Notes Futures, Put	8/24/12	144.00	88	9,625

TOTAL WRITTEN OPTIONS (Premiums received - $374,182)				$244,500

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series M Fund (formerly known as Legg Mason Western Asset SMASh Series M Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$119,739,209	$643,336	$120,382,545
Asset-backed securities	—	18,613,039	—	18,613,039
Collateralized mortgage obligations	—	48,222,618	9,213	48,231,831
Corporate bonds & notes	—	10,602,075	—	10,602,075
Municipal bonds	—	2,570,233	—	2,570,233
U.S. government & agency obligations	—	17,963,842	—	17,963,842
Purchased options	$584,806	—	—	584,806

Total long-term investments	$584,806	$217,711,016	$652,549	$218,948,371

Short-term investments†	—	97,671,156	—	97,671,156

Total investments	$584,806	$315,382,172	$652,549	$316,619,527

Other financial instruments:
Futures contracts	$532	—	—	$532
Credit default swaps on credit indices - buy protection‡	—	$227,441	—	227,441
Total return swaps	—	242,898	—	242,898

Total other financial instruments	$532	$470,339	—	$470,871

Total	$585,338	$315,852,511	$652,549	$317,090,398

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$244,500	—	—	$244,500
Futures contracts	1,162,082	—	—	1,162,082
Credit default swaps on credit indices - sell protection‡	—	$210,750	—	210,750

Total	$1,406,582	$210,750	—	$1,617,332

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of October 31, 2011	—	$476,280	$985,172	$2,343,750	$3,805,202
Accrued premiums/discounts	—	2,240	233	5,254	7,727
Realized gain (loss)(1)	—	10,222	(57,785)	8,356	(39,207)
Change in unrealized appreciation
(depreciation)(2)	—	(7,542)	159,638	(25,606)	126,490
Purchases	$643,336	—	4,236	—	647,572
Sales	—	(31,880)	(130,161)	(75,000)	(237,041)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3(3)	—	(449,320)	(952,120)	(2,256,754)	(3,658,194)

Balance as of July 31, 2012	$643,336	—	$9,213	—	$652,549

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012(2)	—	—	$(646)	—	$(646)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered

Notes to Schedule of Investments (unaudited) (continued)

to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2012, the total notional value of all credit default swaps to sell protection is $2,496,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended July 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of

Notes to Schedule of Investments (unaudited) (continued)

protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay

Notes to Schedule of Investments (unaudited) (continued)

interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $455,250. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,189,643
Gross unrealized depreciation	(3,923,505)

Net unrealized appreciation	$4,266,138

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	19	9/12	$3,276,968	$3,277,500	$532

Contracts to Sell:
U.S. Treasury 5-Year Notes	94	9/12	11,631,485	11,729,438	(97,953)
U.S. Treasury 10-Year Notes	382	9/12	50,815,532	51,438,688	(623,156)
90-Day Eurodollar	330	12/14	81,555,777	81,996,750	(440,973)

					(1,162,082)

Net unrealized loss on open futures contracts					$(1,161,550)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended July 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2011	382	$118,276
Options written	3,676	1,626,003
Options closed	(1,719)	(800,123)
Options exercised	—	—
Options expired	(1,697)	(569,974)

Written options, outstanding as of July 31, 2012	642	$374,182

At July 31, 2012, the Fund held TBA securities with a total cost of $84,942,309.

At July 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	$280,000	2/17/51	0.350% quarterly	$(22,610)	$(22,570)	$(40)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	130,000	10/12/52	0.500% monthly	(10,251)	(12,520)	2,269
Credit Suisse First Boston Inc. (CMBX NA AM 1)	279,000	10/12/52	0.500% monthly	(21,999)	(25,265)	3,266
Credit Suisse First Boston Inc. (CMBX NA AM 1)	964,000	10/12/52	0.500% monthly	(76,011)	(41,492)	(34,519)
Credit Suisse First Boston Inc. (CMBX NA AM 2)	69,000	3/15/49	0.500% monthly	(8,350)	(14,171)	5,821
Goldman Sachs Group Inc. (CMBX NA AM 1)	119,000	10/12/52	0.500% monthly	(9,383)	(5,193)	(4,190)
Goldman Sachs Group Inc. (CMBX NA AM 1)	246,000	10/12/52	0.500% monthly	(19,397)	(22,203)	2,806
Goldman Sachs Group Inc. (CMBX NA AM 2)	108,000	3/15/49	0.500% monthly	(13,070)	(23,331)	10,261
JPMorgan Chase & Co. (CMBX NA AM 1)	160,000	10/12/52	0.500% monthly	(12,616)	(15,312)	2,696
UBS Warburg LLC (CMBX NA AM 2)	70,000	3/15/49	0.500% monthly	(8,471)	(13,836)	5,365
UBS Warburg LLC (CMBX NA AM 2)	71,000	3/15/49	0.500% monthly	(8,592)	(12,729)	4,137

Total	$2,496,000			$(210,750)	$(208,622)	$(2,128)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (CMBX NA AM 4)	$140,000	2/17/51	0.500% monthly	$28,385	$14,144	$14,241
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	689,324	10/12/52	0.100% monthly	23,127	27,324	(4,197)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	2,400,681	10/12/52	0.100% monthly	80,543	123,223	(42,680)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	592,699	10/12/52	0.100% monthly	19,885	23,856	(3,971)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	697,293	10/12/52	0.100% quarterly	23,394	23,355	39
Morgan Stanley & Co. Inc. (CMBX NA AM 4)	94,000	2/17/51	0.500% monthly	19,059	9,270	9,789
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	91,000	2/17/51	0.500% monthly	18,450	17,296	1,154
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	72,000	2/17/51	0.500% monthly	14,598	13,951	647

Total	$4,776,997			$227,441	$252,419	$(24,978)

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$30,000,000	11/1/12	1-Month LIBOR	*	LD10TRUU	—	$242,898

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Periodic payments made/received by the fund are based on the total return of the referenced entity.

At July 31, 2012, the Fund held collateral received from Barclays Capital Inc. in the amounts of $282,083 on credit default swap contracts and/or credit default swaptions valued at $28,385. Net exposure to the counterparty was $(253,698). Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest rate risk	$584,806	$(244,500)	$532	$(1,162,082)	—	$(821,244)
Credit risk	—	—	—	—	$259,589	259,589

Total	$584,806	$(244,500)	$532	$(1,162,082)	$259,589	$(561,655)

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$266,355
Written options	210,375
Futures contracts (to buy)	7,248,937
Futures contracts (to sell)	100,652,983

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,056,129
Credit default swap contracts (to sell protection)	3,195,900
Total return swap contracts	9,547,892

Notes to Schedule of Investments (unaudited) (continued)

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 26, 2012